
                                            TOYOTA MOTOR CREDIT CORPORATION
                                Servicer's Certificate - Toyota Auto Lease Trust 1998-B
    Distribution Date of February 26, 2001 for the Collection Period of January 1, 2001 through January 31, 2001
POOL DATA - ORIGINAL DEAL PARAMETERS
       Aggregate Net Investment Value (ANIV)                                                       1,099,937,045.30
       Discounted Principal Balance                                                                1,099,937,045.30
       Servicer Advance                                                                                2,144,779.34
       Servicer Payahead                                                                               3,039,194.68
       Number of Contracts                                                                                   49,144
       Weighted Average Lease Rate                                                                             7.74%
       Weighted Average Remaining Term                                                                         38.7
       Servicing Fee Percentage                                                                                1.00%

POOL DATA - CURRENT MONTH
       Aggregate Net Investment Value                                                                 605,798,878.08
       Discounted Principal Balance                                                                   518,191,266.59
       Servicer Advances                                                                                2,867,477.28
       Servicer Pay Ahead Balance                                                                       5,627,781.09
       Maturity Advances Outstanding                                                                               -
       Number of Current Contracts                                                                            36,437
       Weighted Average Lease Rate                                                                              7.49%
       Weighted Average Remaining Term                                                                           4.7

---------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                               41,247,639.20
  Specified Reserve Fund Percentage                                                                            9.630%
  Specified Reserve Fund Amount                                                                       105,923,937.46

                                                       Class A                Class B                       Total
                                                        AMOUNT                 AMOUNT                      AMOUNT
                                                   --------------           ------------              ---------------
  Beginning Balance                                104,850,867.46           1,073,070.00              105,923,937.46
  Withdrawal Amount                                  3,895,057.55                 -                     3,895,057.55
  Cash Capital Contribution                                     -                                                  -
  Transferor Excess                                    897,860.33                                         897,860.33
                                               ----------------------------------------------------------------------
  Reserve Fund Balance Prior to Release            101,853,670.24           1,073,070.00              102,926,740.24
  Specified Reserve Fund Balance                   104,850,867.46           1,073,070.00              105,923,937.46
                                               ----------------------------------------------------------------------
  Release to Transferor                                         -                      -                           -
  Ending Reserve Fund Balance                      101,853,670.24           1,073,070.00              102,926,740.24
  Prior Cumulative Withdrawal Amount                            -                      -                           -
  Cumulative Withdrawal Amount                       3,895,057.55                      -                3,895,057.55
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                 VEHICLES
                                                              --------
  Liquidated Contracts                                          131
                                                                ---
  Discounted Principal Balance                                                                          2,150,084.88
  Net Liquidation Proceeds                                                                             (1,788,900.30)
  Recoveries - Previously Liquidated Contracts                                                            (88,936.24)
                                                                                         ----------------------------
  Aggregate Credit Losses for the Collection Period                                                       272,248.34
                                                                                         ============================
  Cumulative Credit Losses for all Periods                                                             10,997,389.44
                                                                                         ============================
  Repossessed in Current Period                                  63
                                                                 --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                            Annualized Average
FOR EACH COLLECTION PERIOD:                                                                        Charge-Off Rate
  Second Preceding Collection Period                                                                            0.56%
  First Preceding Collection Period                                                                             0.71%
  Current Collection Period                                                                                     0.51%

---------------------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                             0.59%
Charge-off Rate Indicator ( > 1.25%)                                                               CONDITION NOT MET
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                   PERCENT      ACCOUNTS         PERCENT            ANIV
                                                        -------      --------         -------            ----
  31-60 Days Delinquent                                  5.79%         2110            5.56%           33,667,795.12
  61-90 Days Delinquent                                  0.46%          166            0.45%            2,734,523.30
  Over 90 Days Delinquent                                0.09%           32            0.08%              483,831.91
                                                               ----------------------         -----------------------
  Total Delinquencies                                                 2,308                           36,886,150.33
                                                               ======================         =======================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                            0.27%
  First Preceding Collection Period                                                                             0.33%
  Current Collection Period                                                                                     0.54%

---------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                           0.38%
  Delinquency Percentage Indicator ( > 1.25%)                                                      CONDITION NOT MET
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                 VEHICLES
                                                                            --------
  Matured Lease Vehicle Inventory Sold                                        2311                     38,476,007.56
                                                                              ----
  Net Liquidation Proceeds                                                                            (32,507,763.44)
                                                                                              -----------------------
  Net Residual Value (Gain) Loss                                                                        5,968,244.12
                                                                                              =======================
  Cumulative Residual Value (Gain) Loss all periods                                                    11,417,803.07
                                                                                              =======================
                                                                                   Average                  Average
                                          Number     Scheduled      Sale       Net Liquidation              Residual
MATURED VEHICLES SOLD FOR                  Sold     Maturities     Ratio          Proceeds                   Value
                                           ----     ----------     -----          --------                   -----
EACH COLLECTION PERIOD:
  Second Preceding Collection Period        227           82      100.00%         12,938.83                15,734.08
  First Preceding Collection Period         624        6,554        9.52%         13,506.59                16,217.97
  Current Collection Period               2,311        7,168       32.24%         14,066.54                16,679.07
  Three Month Average                                                             13,875.08                16,520.23

                                                                                                ---------------------
        Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                        83.99%
                                                                                                ---------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                  Current Period
CONDITION (III) (RESIDUAL VALUE TEST)                                              Amount/Ratio        Test Met?
---------------                                                                    ------------        ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                              32.24%              YES

b) Number of Scheduled Maturities > 500                                                7,168              YES

c) 3 Month Average Matured Leased Vehicle Proceeds
   < 75% of Avg. Residual Values                                                      83.99%               NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                CONDITION NOT MET
---------------------------------------------------------------------------------------------------------------------


                                     Page 1


                                            TOYOTA MOTOR CREDIT CORPORATION
                               Servicer's Certificate - Toyota Auto Lease Trust 1998-B
      Distribution Date of February 26, 2001 for the Collection Period of January 1, through January 31, 2001
---------------------------------------------------------------------------------------------------------------------
                                                                                      Certificate Balance
                                                                                      -------------------
                                                                 Total              Percent           Balance
---------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                           98.00%
  Interest Collections                                           5,558,591.80
  Net Investment Income                                            417,545.86
  Non-recoverable Advances                                        (208,639.36)
                                                            ------------------
  Available Interest                                             5,767,498.30                           5,637,095.58
  Class A1, A2, A3 Notional Interest Accrual Amount             (3,053,291.66)                         (3,053,291.66)
  Unreimbursed A1, A2, A3 Interest Shortfall                                -                                      -
  Interest Accrual for Adjusted Class B Certificate Bal.          (390,478.25)                           (390,478.25)
  Class B Interest Carryover Shortfall                                      -                                      -
  Servicer's Fee                                                  (567,238.82)                           (553,412.63)
  Capped Expenses                                                  (38,247.85)                            (37,315.58)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                        -                                      -
  Uncapped Expenses                                                         -                                      -
                                                            ------------------                     ------------------
  Total Unallocated Interest                                     1,718,241.72                           1,602,597.46
  Excess Interest to Transferor                                            -                           (1,602,597.46)
                                                            ------------------                     ------------------
       Net Interest Collections Available                        1,718,241.72                                  (0.00)
                                                            ------------------
  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:                  (6,088,383.22)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                      -

  DEPOSIT TO RESERVE FUND:                                         897,860.33

  WITHDRAWAL FROM RESERVE FUND:                                  3,895,057.55
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                    1,372,944.28
  NET WITHDRAWAL FROM THE RESERVE FUND:                          2,997,197.22

PRINCIPAL:
  Current Loss Amount                                           (6,240,492.46)                         (6,088,383.22)
  Loss Reimbursement from Transferor                             2,193,325.67                           2,193,325.67
  Loss Reimbursement from Reserve Fund                           3,895,057.55                           3,895,057.55
                                                            ------------------                     ------------------
       Total                                                      (152,109.24)                                     -

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                         -
  Current increase (decrease)                                               -
                                                            ------------------
  Ending Balance                                                            -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                         -
  Current increase (decrease)                                               -
                                                            ------------------
  Ending Balance                                                            -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                         -
  Current increase (decrease)                                               -
                                                            ------------------
  Ending Balance                                                            -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                         -
  Current increase (decrease)                                               -
                                                            ------------------
  Ending Balance                                                            -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                             -                                      -
  Allocations - Current Period                                  73,362,653.07                          73,362,653.07
  Allocations - Accelerated Principal Distribution                          -                                      -
  Allocations - Not Disbursed Beginning of Period               78,842,849.29                          78,842,849.29
  Allocations - Not Disbursed End of Period                    152,205,502.36                         152,205,502.36
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                             -                                      -
  Allocations - Current Period                                   3,443,769.91                           3,443,769.91
  Allocations - Not Disbursed Beginning of Period               13,775,079.64                          13,775,079.64
  Allocations - Not Disbursed End of Period                     17,218,849.55                          17,218,849.55
 DUE TO TRUST - CURRENT PERIOD:
                                                                                                                   -
  Total Deposit to/ (Withdrawal from) Reserve Fund              (2,997,197.22)
  Due To Trust                                                  76,388,877.12                          76,388,877.12
                                                            ------------------                     ------------------
     Total Due To Trust                                         73,391,679.90                          76,388,877.12
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                           CLASS A1                CLASS A2               CLASS A3
                                                           --------                --------               --------
                                                           Balance                  Balance                Balance
---------------------------------------------------------------------------------------------------------------------
INTEREST:
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                                  -          4,362,853.91             731,441.94
  Class A1, A2, A3 Notional Interest Accrual Amount                   -         (2,611,458.33)           (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                          -                     -                      -
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor

       Net Interest Collections Available

  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:
  ACCELERATED PRINCIPAL DISTRIBUTION:

  DEPOSIT TO RESERVE FUND:

  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                 -         (6,088,383.22)                     -
  Loss Reimbursement from Transferor                                  -          2,193,325.67                      -
  Loss Reimbursement from Reserve Fund                                -          3,895,057.55                      -
                                                         ---------------     -----------------     ------------------
       Total                                                          -                     -                      -

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       -                     -                      -
  Allocations - Current Period                                        -         73,362,653.07                      -
  Allocations - Accelerated Principal Distribution                    -                     -                      -
  Allocations - Not Disbursed Beginning of Period                     -         78,842,849.29                      -
  Allocations - Not Disbursed End of Period                           -        152,205,502.36                      -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       -                     -                      -
  Allocations - Current Period                                        -          2,611,458.33             441,833.33
  Allocations - Not Disbursed Beginning of Period                     -         10,445,833.32           1,767,333.32
  Allocations - Not Disbursed End of Period                           -         13,057,291.65           2,209,166.65
 DUE TO TRUST - CURRENT PERIOD:

  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                        -         75,650,950.02             387,654.62
                                                         ---------------     -----------------     ------------------
     Total Due To Trust                                               -         75,650,950.02             387,654.62
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                             Class B                  Transferor Interest
                                                             -------                  -------------------
                                                             Balance              Interest             Principal
                                                          -----------------------------------------------------------
INTEREST:                                                                           2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                          542,799.73            130,402.72
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.     (390,478.25)
  Class B Interest Carryover Shortfall                                 -
  Servicer's Fee                                                                    (13,826.19)
  Capped Expenses                                                                      (932.27)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                   -
  Uncapped Expenses                                                                          -
                                                                             ------------------
  Total Unallocated Interest                                                        115,644.26
  Excess Interest to Transferor                                                   1,602,597.46
                                                                             ------------------
       Net Interest Collections Available                                         1,718,241.72

  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:                                   (6,088,383.22)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                        -
                                                                             ------------------
  DEPOSIT TO RESERVE FUND:                                                       (4,370,141.50)
                                                                             ------------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                  -                                 (152,109.24)
  Loss Reimbursement from Transferor                                   -         (2,193,325.67)
  Loss Reimbursement from Reserve Fund                                 -
                                                          ---------------                           -----------------
       Total                                                           -                                 (152,109.24)

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -                                           -
  Allocations - Current Period                                         -
  Allocations - Accelerated Principal Distribution                     -
  Allocations - Not Disbursed Beginning of Period                      -
  Allocations - Not Disbursed End of Period                            -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -                    -
  Allocations - Current Period                                390,478.25
  Allocations - Not Disbursed Beginning of Period           1,561,913.00
  Allocations - Not Disbursed End of Period                 1,952,391.25
 DUE TO TRUST - CURRENT PERIOD:

  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                350,272.48                    -                      -
                                                          ---------------    ------------------     -----------------
     Total Due To Trust                                       350,272.48                    -                      -
---------------------------------------------------------------------------------------------------------------------


                                     Page 2

                                            TOYOTA MOTOR CREDIT CORPORATION
                              Servicer's Certificate - Toyota Auto Lease Trust 1998-B
   Distribution Date of February 26, 2001 for the Collection Period of January 1, 2001 through January 31, 2001
---------------------------------------------------------------------------------------------------------------------
                                                                      Certificate Balance
                                                                      -------------------
                                                  Total            Percent          Balance             Percent
---------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
    Aggregate Net Investment Value (ANIV)       1,099,937,045.30
    Discounted Principal Balance                1,099,937,045.30
    Initial Notional/Certificate Balance                     -         100.00%    1,077,938,000.00          31.08%
    Percent of ANIV                                                                          98.00%
    Certificate Factor                                                                   1.0000000
    Notional/Certificate Rate
    Target Maturity Date
    Servicer Advance                                2,144,779.34
    Servicer Payahead                               3,039,194.68
    Number of Contracts                                   49,144
    Weighted Average Lease Rate                             7.74%
    Weighted Average Remaining Term                         38.7
    Servicing Fee Percentage                                1.00%

POOL DATA PRIOR MONTH
    Aggregate Net Investment Value                680,686,584.67
    Maturity Advances Outstanding                            -
    ANIV Net of Maturity Advance **               680,686,584.67
    Discounted Principal Balance                  616,498,912.52
    Notional/Certificate Balance                                                    742,938,000.00
    Adjusted Notional/Certificate Balance                                           664,095,150.71
    Percent of ANIV                                                                          97.56%
    Certificate Factor                                                                   1.0000000
    Servicer Advances                               3,571,273.04
    Servicer Pay Ahead Balance                      3,751,388.19
    Number of Current Contracts                           40,574
    Weighted Average Lease Rate                             7.50%
    Weighted Average Remaining Term                          5.2

POOL DATA CURRENT MONTH
    Aggregate Net Investment Value                605,798,878.08
    Maturity Advances Outstanding                            -
    ANIV Net of Maturity Advance **               605,798,878.08
    Discounted Principal Balance                  518,191,266.59
    Notional/Certificate Balance                                                    742,938,000.00
    Adjusted Notional/Certificate Balance                                           590,732,497.64
    Percent of ANIV                                                                          97.51%
    Certificate Factor                                                                   1.0000000
    Servicer Advances                               2,867,477.28
    Servicer Pay Ahead Balance                      5,627,781.09
    Number of Current Contracts                           36,437
    Weighted Average Lease Rate                             7.49%
    Weighted Average Remaining Term                          4.7
    Prior Certificate Interest Payment Date   September 25, 2000
    Next Certificate Interest Payment Date      March 26, 2001                      ** Strictly for purposes of
                                                                                   calculating Transferors Interest.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                            Class A1                 Class A2                      Class A3
                                            --------                 --------                      --------
                                            Balance         Percent          Balance         Percent        Balance
---------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
    Aggregate Net Investment Value (ANIV)
    Discounted Principal Balance
    Initial Notional/Certificate Balance     335,000,000.00     53.34%      575,000,000.00         8.94%   96,400,000.00
    Percent of ANIV                                   30.46%                         52.28%                         8.76%
    Certificate Factor                            1.0000000                      1.0000000                     1.0000000
    Notional/Certificate Rate                        5.3500%                        5.4500%                       5.5000%
    Target Maturity Date                   October 25, 2000             September 25, 2001              February 25, 2002
    Servicer Advance
    Servicer Payahead
    Number of Contracts
    Weighted Average Lease Rate
    Weighted Average Remaining Term
    Servicing Fee Percentage

POOL DATA PRIOR MONTH
    Aggregate Net Investment Value
    Maturity Advances Outstanding
    ANIV Net of Maturity Advance **
    Discounted Principal Balance
    Notional/Certificate Balance                          -                 575,000,000.00                 96,400,000.00
    Adjusted Notional/Certificate Balance                 -                 496,157,150.71                 96,400,000.00
    Percent of ANIV                                    0.00%                         72.89%                        14.16%
    Certificate Factor                                    -                      1.0000000                    1.0000000
    Servicer Advances
    Servicer Pay Ahead Balance
    Number of Current Contracts
    Weighted Average Lease Rate
    Weighted Average Remaining Term

POOL DATA CURRENT MONTH
    Aggregate Net Investment Value
    Maturity Advances Outstanding
    ANIV Net of Maturity Advance **
    Discounted Principal Balance
    Notional/Certificate Balance                       0.00                 575,000,000.00                 96,400,000.00
    Adjusted Notional/Certificate Balance              0.00                 422,794,497.64                 96,400,000.00
    Percent of ANIV                                    0.00%                         69.79%                        15.91%
    Certificate Factor                                    -                      1.0000000                    1.0000000
    Servicer Advances
    Servicer Pay Ahead Balance
    Number of Current Contracts
    Weighted Average Lease Rate
    Weighted Average Remaining Term
    Prior Certificate Interest Payment Date
    Next Certificate Interest Payment Date
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                      Class B                            Transferor Interest
                                                      -------                            -------------------
                                           Percent                  Balance                     Balance
---------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
    Aggregate Net Investment Value (ANIV)
    Discounted Principal Balance
    Initial Notional/Certificate Balance       6.64%              71,538,000.00               21,999,045.30
    Percent of ANIV                                                       6.50%                       2.00%
    Certificate Factor                                                1.0000000
    Notional/Certificate Rate                                           6.5500%
    Target Maturity Date                                     September 25, 2003
    Servicer Advance
    Servicer Payahead
    Number of Contracts
    Weighted Average Lease Rate
    Weighted Average Remaining Term
    Servicing Fee Percentage

POOL DATA PRIOR MONTH
    Aggregate Net Investment Value
    Maturity Advances Outstanding
    ANIV Net of Maturity Advance **
    Discounted Principal Balance
    Notional/Certificate Balance                                  71,538,000.00               16,591,433.96
    Adjusted Notional/Certificate Balance                         71,538,000.00               16,591,433.96
    Percent of ANIV                                                       10.51%                       2.44%
    Certificate Factor                                                1.0000000
    Servicer Advances
    Servicer Pay Ahead Balance
    Number of Current Contracts
    Weighted Average Lease Rate
    Weighted Average Remaining Term

POOL DATA CURRENT MONTH
    Aggregate Net Investment Value
    Maturity Advances Outstanding
    ANIV Net of Maturity Advance **
    Discounted Principal Balance
    Notional/Certificate Balance                                  71,538,000.00               15,066,380.44
    Adjusted Notional/Certificate Balance                         71,538,000.00               15,066,380.44
    Percent of ANIV                                                       11.81%                       2.49%
    Certificate Factor                                                1.0000000
    Servicer Advances
    Servicer Pay Ahead Balance
    Number of Current Contracts
    Weighted Average Lease Rate
    Weighted Average Remaining Term
    Prior Certificate Interest Payment Dat
    Next Certificate Interest Payment Date
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                    VEHICLES
---------------------------------                    --------
Principal Collections                                                                                   7,390,648.57
Prepayments in Full                                    1652                                            26,159,367.17
                                                       ----
Reallocation Payment                                    43                                                711,598.41
                                                        --
Interest Collections                                                                                    5,558,591.80
Net Liquidation Proceeds and Recoveries                                                                 1,877,836.54
Net Liquidation Proceeds - Vehicle Sales                                                               32,507,763.44
Non-Recoverable Advances                                                                                 (208,639.36)
                                                                                                  -------------------
Total Available                                                                                        73,997,166.57
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   CAPPED AND UNCAPPED EXPENSES:                      Amount                 Annual Amount
                                            -------------------------    ----------------
       Total Capped Expenses Paid                        38,247.85               38,247.85
       Total Uncapped Expenses Paid                              -                       -
       Capped and Uncapped Expenses Due                          -                       -
   SERVICER'S FEE DUE:
       Servicer's Fee Shortfall Carryforward                     -
       Servicer's Fee Due Current Period                567,238.82
       Servicer's Fee Paid                              567,238.82
       Servicer's Fee Balance Due                                -
   SUPPLEMENTAL SERVICER'S FEES                          89,562.50
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
   REVOLVING PERIOD:                                           VEHICLES           AMOUNT
                                                               --------           -------
       Beginning Unreinvested Principal Collections                                            -
       Principal Collections & Liquidated Contracts                                            -
       Allocation to Subsequent Contracts                             0                        -
                                                               --------           ---------------
       Ending Unreinvested Principal Collections                                               -
---------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


 /s/ Robert Woodie
------------------------------------------------------
Robert Woodie, National Treasury Manager


                                     Page 3